October 24, 2002

Report to Fellow Shareholders:

The stock market took a beating during the third quarter of 2002. The current bear market is the worst experienced by any generation since the "Great Depression" bear market of 1929-30. The factors responsible for this are similar to those that caused the two other generational bear markets in 1929-30 and 1973-74. In each instance, the country was unsettled by worldwide political concerns and unrest, economic weakness persisted around the globe, and the U.S. market was coming off a bubble (roaring 20’s, nifty 50 of 73-74, and the internet bubble of the late 90’s). Today, these circumstances have caused investors to flee from riskier assets, such as stocks and corporate bonds, to government securities causing yield spreads between stocks and government bonds to reach historically high levels.

We know this has been a difficult time for investors, especially those in their later years who have watched the value of their investments decline with the markets. However, we believe that as our political and economic systems rebound, so will our markets, just as they did after the 1929-30 and 1973-74 bears. Our focus remains on the long-term.

For the year ended September 30, 2002, Nicholas II declined (9.99)% compared to (21.80)% for the Standard & Poor’s 500 Index and (9.30)% for the Russell 2000 Index

Returns for Nicholas II, Inc. and selected indices are provided in the chart below for the periods ended September 30, 2002.

	Average Annual Total Return*
	1 Year	3 Year	5 Year	10 Year	15 Year
Nicholas II, Inc.	(9.99)%	(6.04)%	(3.52)%	7.28%	7.54%
Russell 2000 Index	(9.30)%	(4.11)%	(3.19)%	8.01%	6.83%
Morningstar Mid-Cap Growth Category	(16.90)%	(10.57)%	(3.22)%	7.26%	7.19%
Standard & Poor’s 500 Index	(20.47)%	(12.88)%	(1.62)%	8.99%	9.00%
Ending value of $10,000 invested in Nicholas II, Inc. (Distributions Reinvested)	$9,001	$8,294	$8,361	$20,184	$29,743

The Fund’s performance was impacted negatively by the telecommunications services sector, which we invested in after these securities had corrected from severely overvalued levels. This sector continued to get weaker as evidence of overcapacity and over-leveraging destroyed returns. At the conclusion of the Fund’s fiscal year, we no longer held securities in this sector. The technology sector also was hit hard; however, our underweighting helped us on a relative basis. The portfolio benefited from the performance of the consumer sectors, which remained strong due to lower interest rates and low unemployment rates. The energy sector bounced off low levels as oil prices rose due to fears of a war in the Middle East. Our current weightings are as follows: approximately 22% consumer, 19% financial, 23% health care, 14% industrial, 13% information technology, 5% other and 5% cash. We continue to invest in high quality growth companies, looking closely at management’s ethics, along with a company’s ability to generate free cash flow in this environment where capital is hard to come by.

We are currently more bullish on the market long-term than we have been in quite sometime due to lower valuations and much lower bond yields; however, we are cautious in the near-term until the economy and corporate profits improve. As always, we feel it is a prudent time to continue to dollar cost average.

It is with great sadness that we report the death of Melvin L. Schultz, long-time Director of Nicholas Fund, Nicholas II, Nicholas Limited Edition, Nicholas Equity Income, Nicholas Income and Nicholas Money Market Funds. Mel was a thoughtful, conscientious participant in our Board discussions, always concerned about the best interest of the shareholders. He was a wonderful friend and counselor, and will be sorely missed.

Thank you for your continued support.

Sincerely,

David O. Nicholas

Portfolio Manager

* Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

Financial Highlights
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended September 30,
                                      --------------------------------------------------------------------------------------
                                       2002     2001     2000     1999     1998     1997     1996     1995     1994    1993
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
NET ASSET VALUE, BEGINNING
 OF PERIOD........................    $17.54   $36.58   $31.83   $34.78   $40.65   $33.34   $30.07   $26.71   $26.94  $24.53
   INCOME (LOSS) FROM INVESTMENT
    OPERATIONS
   Net investment income (loss)...      (.02)    (.01)     .01      .01      .13      .08      .10      .24      .21     .21
   Net gain (loss) on
    securities (realized and
    unrealized)...................     (1.60)   (5.91)    5.22     1.18     (.69)   10.47     5.84     5.22     1.23    3.24
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
      Total from investment
       operations.................     (1.62)   (5.92)    5.23     1.19     (.56)   10.55     5.94     5.46     1.44    3.45
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
   LESS DISTRIBUTIONS
   From net investment income.....       --       --      (.01)    (.13)    (.08)    (.08)    (.18)    (.21)    (.20)   (.24)
   From net capital gain..........      (.58)  (13.12)    (.47)   (4.01)   (5.23)   (3.16)   (2.49)   (1.89)   (1.47)   (.80)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
      Total distributions               (.58)  (13.12)    (.48)   (4.14)   (5.31)   (3.24)   (2.67)   (2.10)   (1.67)  (1.04)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
NET ASSET VALUE, END
 OF PERIOD........................    $15.34   $17.54   $36.58   $31.83   $34.78   $40.65   $33.34   $30.07   $26.71  $26.94
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
TOTAL RETURN......................   (9.99)%  (20.89)%  16.49%    2.50%   (1.66)%  34.94%   21.35%   22.39%    5.49%  14.19%
SUPPLEMENTAL DATA:
Net assets, end of
 period (millions)................    $408.5   $512.0   $775.4   $874.1   $960.0   $994.4   $774.8   $682.2   $624.7  $715.8
Ratio of expenses to average
 net assets.......................      .65%     .62%     .62%     .61%     .59%     .61%     .62%     .66%     .67%    .67%
Ratio of net investment income (loss)
 to average net assets............    (.12)%    (.03)%    .02%     .03%     .33%     .23%     .29%     .68%     .72%    .79%
Portfolio turnover rate...........    47.37%   49.92%   65.46%   21.03%   20.47%   30.21%   24.47%   19.63%   17.38%  27.32%

The accompanying notes to financial statements are an integral part of these statements.
------------------------------------------------------------------------------
Top Ten Portfolio Holdings
September 30, 2002 (unaudited)
------------------------------------------------------------------------------
                                                              Percentage
Name                                                        of Net Assets
----                                                        -------------
Renal Care Group, Inc. ....................................    3.28%
International Speedway Corporation - Class A ..............    2.89%
National Commerce Financial Corporation ...................    2.61%
ACE Limited ...............................................    2.36%
O'Reilly Automotive, Inc. .................................    2.35%
Plantronics, Inc. .........................................    2.22%
Willis Group Holdings Limited .............................    2.11%
Boston Scientific Corporation .............................    2.05%
Priority Healthcare Corporation - Class B .................    2.04%
Fiserv, Inc. ..............................................    2.03%
                                                              ------
Total of top ten ..........................................   23.94%
                                                              ------
                                                              ------

Schedule of Investments
September 30, 2002
===============================================================================
  Shares or
  Principal
   Amount                                                            Value
 -----------                                                      -----------
COMMON STOCKS --  95.22%
             Consumer Discretionary -
              Auto & Components -- 0.63%
    55,600   Harley-Davidson, Inc. ...........................   $  2,582,620
                                                                 ------------
             Consumer Discretionary -
              Hotels, Restaurants & Leisure -- 4.55%
   296,926   International Speedway
              Corporation -- Class A .........................     11,796,870
   100,000   Outback Steakhouse, Inc. * ......................      2,748,000
    35,000   Starbucks Corporation * .........................        722,400
   120,000   Yum! Brands, Inc. * .............................      3,325,200
                                                                 ------------
                                                                   18,592,470
                                                                 ------------
             Consumer Discretionary -
              Media -- 6.71%
   217,865   Clear Channel Communications, Inc. * ............      7,570,809
   280,000   EchoStar Communications
              Corporation * ..................................      4,844,000
   452,500   General Motors Corporation
              -- Class H * ...................................      4,140,375
   220,000   Lamar Advertising Company * .....................      6,677,000
   580,000   Liberty Media Corporation - Class A
              -- Class A * ...................................      4,164,400
                                                                 ------------
                                                                   27,396,584
                                                                 ------------
             Consumer Discretionary -
              Retail -- 7.96%
    60,000   BJ's Wholesale Club, Inc. * .....................      1,140,600
    60,000   Best Buy Co., Inc. * ............................      1,338,600
    55,000   CDW Computer Centers, Inc. * ....................      2,329,800
    75,000   Family Dollar Stores, Inc. ......................      2,016,000
   120,000   J. C. Penny Company, Inc. .......................      1,910,400
    58,100   Kohl's Corporation * ............................      3,533,061
   335,000   O'Reilly Automotive, Inc. * .....................      9,587,700
   145,000   Target Corporation ..............................      4,280,400
   330,000   USA Interactive * ...............................      6,395,400
                                                                 ------------
                                                                   32,531,961
                                                                 ------------
             Consumer Staples - Food & Drug
              Retail -- 1.99%
   169,148   CVS Corporation .................................      4,287,902
   175,000   Hormel Foods Corporation ........................      3,829,000
                                                                 ------------
                                                                    8,116,902
                                                                 ------------
             Energy -- 2.81%
    89,500   Apache Corporation ..............................      5,320,775
   100,000   BJ Services Company * ...........................      2,600,000
   110,000   GlobalSantaFe Corporation .......................      2,458,500
    33,000   Nabors Industries, Ltd. * .......................      1,080,750
                                                                 ------------
                                                                   11,460,025
                                                                 ------------
             Financials - Banks -- 6.05%
   115,545   Fifth Third Bancorp .............................      7,074,820
   250,000   Marshall & Ilsley Corporation ...................      6,972,500
   425,000   National Commerce Financial Corporation .........     10,646,250
                                                                 ------------
                                                                   24,693,570
                                                                 ------------
             Financials - Diversified -- 1.10%
    20,000   Affiliated Managers Group, Inc. * ...............        892,200
    85,000   Legg Mason, Inc. ................................      3,617,600
                                                                 ------------
                                                                    4,509,800
                                                                 ------------
             Financials - Insurance -- 12.31%
   325,000   ACE Limited ....................................       9,623,250
   235,000   Arthur J. Gallagher & Co. ......................       5,792,750
    81,500   Everest Re Group, Ltd. .........................       4,471,090
    35,000   MGIC Investment Corporation ....................       1,429,050
   188,800   Nationwide Financial Services, Inc. ............       5,040,960
    70,000   PartnerRe Ltd. .................................       3,372,600
   250,000   Protective Life Corporation ....................       7,692,500
   134,000   SAFECO Corporation .............................       4,258,520
   257,000   Willis Group Holdings Limited * ................       8,606,930
                                                                 ------------
                                                                   50,287,650
                                                                 ------------
             Health Care - Equipment -- 6.26%
   268,500   Apogent Technologies Inc. * ....................       5,010,210
   155,000   Biomet, Inc. ...................................       4,127,650
   265,000   Boston Scientific Corporation * ................       8,363,400
   175,500   Guidant Corporation * ..........................       5,670,405
    75,000   Respironics, Inc. * ............................       2,400,750
                                                                 ------------
                                                                   25,572,415
                                                                 ------------
             Health Care - Services -- 10.08%
    23,252   Cardinal Health, Inc. ..........................       1,446,274
   125,000   First Health Group Corp. * .....................       3,390,000
   295,883   Health Management Associates, Inc.
               -- Class A * .................................       5,982,754
    53,800   Patterson Dental Company * .....................       2,753,484
   330,000   Priority Healthcare Corporation * ..............       8,316,000
   407,500   Renal Care Group, Inc. * .......................      13,402,675
   115,000   Universal Health Services, Inc.
               -- Class B * .................................       5,882,250
                                                                 ------------
                                                                   41,173,437
                                                                 ------------
             Health Care - Pharmaceuticals
              & Biotechnology -- 6.78%
    50,000   Allergan, Inc. .................................       2,720,000
   100,000   Biogen, Inc. * .................................       2,927,000
    51,000   Biotech HOLDRS Trust ...........................       3,972,900
    60,000   Forest Laboratories, Inc. * ....................       4,920,600
    10,000   Invitrogen Corporation * .......................         340,700
   255,000   King Pharmaceuticals, Inc. * ...................       4,633,350
   330,326   Shire Pharmaceuticals Group PLC * ..............       8,182,175
                                                                 ------------
                                                                   27,696,725
                                                                 ------------
             Industrials - Capital Goods -- 2.51%
   129,000   Fastenal Company ...............................       4,073,820
   110,000   Molex Incorporated - Class A ...................       2,309,890
   440,000   Vishay Intertechnology, Inc. * .................       3,872,000
                                                                 ------------
                                                                   10,255,710
                                                                 ------------
             Industrials - Commercial Services
              & Supplies -- 9.81%
   216,000   ARAMARK Corporation -- Class B * ...............       4,536,000
   101,604   ChoicePoint Inc. * .............................       3,621,167
   132,500   Cintas Corporation .............................       5,554,400
   250,000   Concord EFS, Inc. * ............................       3,970,000
   295,937   Fiserv, Inc. * .................................       8,309,911
   305,000   IMS Health Incorporated ........................       4,565,850
   130,000   Manpower Inc. ..................................       3,814,200
   360,000   Robert Half International Inc. * ...............       5,713,200
                                                                 ------------
                                                                   40,084,728
                                                                 ------------
             Industrials - Transportation -- 1.51%
   220,000   Expeditors International of
              Washington, Inc. ..............................       6,146,800
                                                                 ------------
             Information Technology -
              Communication Equipment -- 1.80%
   220,000   Harris Corporation .............................       7,367,800
                                                                 ------------
             Information Technology -
              Hardware -- 7.02%
    50,000   Black Box Corporation * ........................       1,660,000
   141,600   International Rectifier Corporation * ..........       2,211,792
   215,000   Jabil Circuit, Inc. * ..........................       3,177,700
   335,000   LSI Logic Corporation * ........................       2,127,250
   238,750   Microchip Technology Incorporated * ............       4,882,438
   556,400   Plantronics, Inc. * ............................       9,069,320
   105,000   Zebra Technologies
              Corporation -- Class A * ......................       5,532,460
                                                                 ------------
                                                                   28,660,960
                                                                 ------------
             Information Technology -
              Software & Services -- 2.70%
   462,500   BEA Systems, Inc. * ............................       2,395,750
   355,300   Check Point Software
              Technologies Ltd. * ...........................       4,881,822
   320,000   Keane, Inc. * ..................................       2,160,000
   370,000   Rational Software Corporation * ................       1,598,400
                                                                 ------------
                                                                   11,035,972
                                                                 ------------
             Materials -- 1.77%
    60,000   Bemis Company, Inc. ............................       2,964,000
   100,000   OM Group, Inc. .................................       4,280,000
                                                                 ------------
                                                                    7,244,000
                                                                 ------------
             Utilities -- 0.87%
    70,000   Kinder Morgan Management, LLC * ................       2,082,500
    65,000   MDU Resources Group, Inc. ......................       1,483,950
                                                                 ------------
                                                                    3,566,450
                                                                 ------------
               TOTAL COMMON STOCKS
                (cost $370,176,824) .........................     388,976,579
                                                                 ------------
SHORT-TERM INVESTMENTS -- 5.45%
             Commercial Paper -- 4.66%
$1,670,000   Marcus Corporation
              10/04/02, 2.15% ...............................       1,669,701
 1,250,000   Marcus Corporation
              10/08/02, 2.15% ...............................       1,249,477
 2,000,000   Fiserv, Inc.
              10/10/02, 2.10% ...............................       1,998,950
 1,000,000   Sears Roebuck Acceptance Corporation
              10/15/02, 2.00% ...............................         999,222
 1,000,000   Marcus Corporation
              10/17/02, 2.15% ...............................         999,044
 1,000,000   Sears Roebuck Acceptance Corporation
              10/21/02, 2.02% ...............................         998,878
 1,600,000   Wyeth
              10/23/02, 1.92% ...............................       1,598,123
 2,500,000   Ford Motor Credit Company
              10/24/02, 1.99% ...............................       2,496,821
 2,150,000   John Deere B.V.
              10/25/02, 1.93% ...............................       2,147,234
 2,900,000   Ford Motor Credit Company
              10/28/02, 2.00% ...............................       2,895,650
 2,000,000   General Motors Acceptance Corporation
              10/30/02, 2.02% ...............................       1,996,746
                                                                 ------------
                                                                   19,049,846
                                                                 ------------
             Variable Rate Demand Note -- 0.79%
 3,229,187   USBank NA
              10/01/02, 1.56% ...............................       3,229,187
                                                                 ------------
               TOTAL SHORT-TERM
                INVESTMENTS
                (cost $22,279,033) ..........................      22,279,033
                                                                 ------------
               TOTAL INVESTMENTS
                (cost $392,455,857) -- 100.67% ..............     411,255,612
                                                                 ------------
             LIABILITIES, NET OF
              OTHER ASSETS -- (0.67)% .......................      (2,766,096)
                                                                 ------------
               TOTAL NET ASSETS (Basis
                of percentages disclosed
                above) -- 100% ..............................    $408,489,516
                                                                 ------------
                                                                 ------------
* Nondividend paying security.
The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2002
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
ASSETS
   Investments in securities at value (cost $392,455,857) ....................   $411,255,612
                                                                                 ------------
   Receivables --
     Investment securities sold................................................       335,780
     Dividends and interest....................................................       255,294
                                                                                 ------------
          Total receivables....................................................       591,074
                                                                                 ------------
          Total assets.........................................................   411,846,686
                                                                                 ------------
LIABILITIES
   Payables --
     Investment securities purchased...........................................     3,059,266
     Management fee ...........................................................       177,158
     Other payables and accrued expenses.......................................       120,746
                                                                                 ------------
          Total liabilities....................................................     3,357,170
                                                                                 ------------
          Total net assets.....................................................  $408,489,516
                                                                                 ------------
                                                                                 ------------
NET ASSETS CONSIST OF
   Paid in capital.............................................................  $396,080,393
   Net unrealized appreciation on investments .................................    18,799,755
   Accumulated net realized loss on investments................................    (6,390,632)
                                                                                 ------------
                                                                                 $408,489,516
                                                                                 ------------
                                                                                 ------------
NET ASSET VALUE PER SHARE ($.01 par value, 200,000,000 shares authorized), offering price and redemption price
   ($408,489,516 ./. 26,624,980 shares outstanding)............................        $15.34
                                                                                       ------
                                                                                       ------

The accompanying notes to financial statements are an integral part of this statement.
Statement of Operations
For the year ended September 30, 2002
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INCOME
   Dividend......................................................  $  2,158,520
   Interest......................................................       526,902
                                                                   ------------
     Total income ...............................................     2,685,422
                                                                   ------------
EXPENSES
   Management fee (Note 2).......................................     2,744,281
   Transfer agent fees...........................................       353,847
   Postage and mailing...........................................        59,020
   Registration fees.............................................        37,219
   Custodian fees................................................        26,302
   Legal fees....................................................        23,902
   Printing......................................................        22,200
   Audit and tax consulting fees.................................        20,350
   Directors' fees...............................................        10,000
   Insurance.....................................................         6,886
   Other operating expenses......................................        14,539
                                                                   ------------
      Total expenses ............................................     3,318,546
                                                                   ------------
      Net investment loss .......................................      (633,124)
                                                                   ------------
NET REALIZED LOSS ON INVESTMENTS ................................    (5,175,464)
                                                                   ------------
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS...........   (34,672,925)
                                                                   ------------
      Net realized and unrealized loss on investments............   (39,848,389)
                                                                   ------------
      Net decrease in net assets resulting from operations.......  $(40,481,513)
                                                                   ------------
                                                                   ------------
The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended September 30, 2002 and 2001
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                                2002                 2001
                                                                            ------------        -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss .................................................... $    (633,124)       $    (168,776)
  Net realized gain (loss) on investments ................................    (5,175,464)          30,805,459
  Net decrease in unrealized appreciation on investments..................   (34,672,925)        (175,008,793)
                                                                            ------------         ------------
          Net decrease in net assets resulting
           from operations................................................   (40,481,513)        (144,372,110)
                                                                            ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Distribution from net realized gain on investments .....................   (16,337,482)        (268,085,020)
                                                                            ------------         ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares issued (3,697,584 and 2,189,276
    shares, respectively).................................................    67,773,704           59,973,697
  Reinvestment of distributions
    (782,230 and 12,234,527 shares, respectively)........................     15,472,516          247,015,109
  Cost of shares redeemed (7,052,318 and 6,422,661
   shares, respectively)..................................................  (129,952,452)        (157,872,809)
                                                                            ------------         ------------
           Increase (decrease) in net assets derived from
            capital share transactions....................................   (46,706,232)         149,115,997
                                                                            ------------         ------------
           Total decrease in net assets...................................  (103,525,227)        (263,341,133)
                                                                            ------------         ------------
NET ASSETS
   Beginning of period ...................................................   512,014,743          775,355,876
                                                                            ------------         ------------
   End of period .........................................................  $408,489,516         $512,014,743
                                                                            ------------         ------------
                                                                            ------------         ------------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2002
--------------------------------------------------------------------------
Notes to Financial Statements
September 30, 2002
--------------------------------------------------------------------------

(1) Summary of Significant Accounting Policies --
    Nicholas II, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.  The primary objective of the Fund is long-term growth.  The following is a summary of the significant accounting policies of the Fund:
    (a)  Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price.  Debt securities, excluding short-term investments, are valued at current evaluated bid price.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.  Investment transactions are generally recorded no later than the first business day after the trade date.
    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
         As of September 30, 2002, the Fund has a capital loss
         carryforward of $1,952,723 which expires in 2010.  To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.
         For the year ended September 30, 2002, the Fund realized
         post-October losses of $3,926,245, which for tax purposes, will be deferred and recognized in the following year.
         For the year ended September 30, 2002, the Fund had a tax
         deferral of wash loss sales of $511,664.
    (e)  Dividends from net investment income are declared and paid annually.  Distributions of net realized capital gain, if any, are declared and paid at least annually.
         The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.
         To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income.
         Accordingly, at September 30, 2002 reclassifications were
         recorded to increase accumulated undistributed net investment income by $633,124, decrease accumulated net realized loss on investments by $1,653 and decrease paid in capital by $634,777.
         The tax character of distributions paid during the years ended
         September 30, 2002 and 2001 were as follows:
                                                2002             2001
                                            -----------      ------------
              Distributions paid from:
              Long-term capital gain .....   16,337,482       268,085,020
                                            -----------      ------------
                                            -----------      ------------
         For the year ended September 30, 2002, there were no dividends paid from ordinary income; therefore, corporate shareholders are not able to take the dividends received deduction.
         As of September 30, 2002, investment cost for federal tax
         purposes was $392,967,521 and the tax basis components of net assets were as follows:
              Unrealized appreciation ...................... $ 94,535,336
              Unrealized depreciation ......................  (76,247,245)
                                                             ------------
              Net unrealized appreciation ..................   18,288,091
              Undistributed ordinary income ................           --
              Accumulated long-term capital loss ...........   (5,878,968)
              Paid in capital ..............................  396,080,393
                                                             ------------
              Net assets ................................... $408,489,516
                                                             ------------
                                                             ------------
         The differences, if any, between book-basis and tax-basis
         unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses from wash sales.
    (f)  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.
(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
    "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .75% of the average net asset value up to and including $50 million, .60% of the average net asset value over $50 million up to and including $100 million and .50% of the average net asset value in excess of $100 million.  Also, the Adviser may be reimbursed for clerical and administrative services rendered by its personnel.  No amounts were paid by the Fund for clerical and administrative services during the year ended September 30, 2002.
(3) Investment Transactions --
    For the year ended September 30, 2002, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $230,057,178 and $291,599,279, respectively.
(4) Change of Independent Auditors --
    On July 19, 2002, Arthur Andersen LLP ("Andersen") was terminated as independent accountants for the Fund.  Andersen's report for the
    Fund's financial statements for the periods ended September 30, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.
    In addition there have not been any disagreements with Andersen during the Fund's most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of
    Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.  The Funds
    Board of Directors appointed Ernst & Young LLP as independent auditors for the fiscal year ending September 30, 2002.
Report of Independent Auditors
--------------------------------------------------------------------------
--------------------------------------------------------------------------
To the Shareholders and Board of Directors
of Nicholas II, Inc.:
We have audited the accompanying statement of assets and liabilities of
NICHOLAS II, INC. (the "Fund"), including the schedule of investments, as of September 30, 2002, and the related statements of operations, changes in net assets and financial highlights for the year then ended.  These financial statements and financial hightlights are the responsiblity of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
The statement of changes in net assets for the year ended September 30,
2001, and the financial highlights for each of the nine years in the period then ended were audited by other auditors whose report dated
October 18, 2001, expressed an unqualified opinion on those statements.
We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statment presentation.  We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas II, Inc. as of September 30, 2002, and the results of its operations, changes in net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.
                                         /s/ ERNST & YOUNG LLP
Chicago, Illinois,
October 18, 2002
DIRECTORS AND OFFICERS OF THE FUND
-----------------------------------------------------------------------------------------------------------------------
    The following table sets forth the pertinent information about the Fund's directors and officers as of October 31,
2002:
                                                                                             Number of
                                                  Term of                                  Portfolios in      Other
                                                 Office and                                Fund Complex   Directorships
                                Positions Held   Length of      Principal Occupations        Overseen         Held
Name, Age and Address              With Fund    Time Served      During Past 5 Years        by Director    by Director
-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Albert O. Nicholas, 71 (1), (3)  President      (2), 19 years  Chief Executive Officer and        6            None
700 North Water Street           and Director                  Chairman of the Board, Nicholas
Milwaukee, WI  53202                                           Company, Inc., the Adviser to
                                                               to the Fund.  He has been
                                                               Co-Portfolio Manager of Nicholas
                                                               Fund, Inc.; and also Nicholas Income
                                                               Fund, Inc. and Nicholas Equity Income
                                                               Fund, Inc. since April 2001 and
                                                               July 2001, respectively.  He
                                                               formerly was the sole Portfolio
                                                               Manager of these funds, since the
                                                               time the Adviser managed them.
DISINTERESTED DIRECTOR
Robert H. Bock, 70               Director       (2), 19 years  Emeritus Professor of Business     5            None
3132 Waucheeta Trail                                           Strategy and Ethics, University of
Madison, WI  53711                                             Wisconsin School of Business.
Timothy P. Reiland, 46           Director       (2), (4)       Private Investor.  Consultant,     4    Music Notes,
2319 East Newton Avenue                                        October 2001 to present.                        Inc.
Shorewood, WI  53211                                           Investment Analyst from 1986 to
                                                               2001, Tucker Anthony
                                                               Incorporated, a brokerage firm.
OFFICERS
David L. Johnson, 60 (3)         Executive       Annual        Executive Vice President,
700 North Water Street           Vice President  19 years      Nicholas Company, Inc., the
Milwaukee, WI  53202                                           Adviser to the Fund.
Thomas J. Saeger, 58             Executive       Annual        Executive Vice President and
700 North Water Street           Vice President  19 years      Assistant Secretary, Nicholas
Milwaukee, WI  53202             and Secretary                 Company, Inc., the Adviser to
                                                               the Fund.
Jeffrey T. May, 46               Senior Vice     Annual        Senior Vice President, Treasurer
700 North Water Street           President       10 years      and Compliance Officer, Nicholas
Milwaukee, WI  53202             and Treasurer                 Company, Inc., the Adviser to the
                                                               Fund.  He has been Portfolio Manager
                                                               of Nicholas Money Market Fund, Inc.
David O. Nicholas, 41 (3)        Senior Vice     Annual        President, Chief Investment
700 North Water Street           President and   13 years      Officer and Director, Nicholas
Milwaukee, WI  53202             Portfolio                     Company, Inc., the Adviser to the
                                 Manager                       Fund. He has been Portfolio
                                                               Manager of Nicholas II, Inc.
                                                               and has been Co-Portfolio Manager
                                                               of Nicholas Fund, Inc.; and also
                                                               Nicholas Income Fund, Inc. and
                                                               Nicholas Equity Income Fund, Inc.
                                                               since April 2001 and July 2001,
                                                               respectively.
Lynn S. Nicholas, 46 (3)         Senior Vice     Annual        Senior Vice President, Nicholas
700 North Water Street           President       16 years      Company, Inc. the Adviser to the
Milwaukee, WI  53202                                           Fund.
Mark J. Giese, 31                Vice President  Annual        Vice President, Nicholas Company,
700 North Water Street                           5 years       Inc., the Adviser to the Fund. He has
Milwaukee, WI  53202                                           been the Portfolio Manager of Nicholas
                                                               Liberty Fund since December 2001.
Candace L. Lesak, 45             Vice President  Annual        Employee, Nicholas Company, Inc.,
700 North Water Street                           16 years      the Adviser to the Fund.
Milwaukee, WI  53202
Kathleen A. Evans, 54            Assistant Vice  Annual        Vice President, Nicholas Company,
700 North Water Street           President       16 years      Inc., the Adviser to the Fund.
Milwaukee, WI  53202
____________________
(1)     Albert O. Nicholas is the only director of the Fund who is an "interested person" of the Adviser, as that term is defined in the 1940 Act.  Mr. Nicholas is Chief Executive Officer and a Director of
        the Adviser and owns 91% of the outstanding voting securities of the Adviser.
(2)     Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)     David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O.
        Nicholas.  David L. Johnson is the brother-in-law of Albert O. Nicholas.
(4)     Timothy P. Reiland was elected as a Director of the Fund on October 25, 2002.
    The Fund's Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-227-5987 (toll-free)
or 414-272-6133.
Nicholas II, Inc. Privacy Policy
-------------------------------------------------------------------------------
      Nicholas II, Inc. respects each shareholders' right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.
      We collect the following non-public personal information about you:
      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.
      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.
      * Other general information that we may obtain about you such as demographic information.
              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.
      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.
      We may share non-public personal information about you:
      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.
      * With a party representing you, with your consent, such as your broker or lawyer.
      * When required by law, such as in response to a subpoena or other legal process.
      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.
      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.
-----------------------------------------------------------------------------------------------------------------
Historical Record (unaudited)
-----------------------------------------------------------------------------------------------------------------
                                              Net Investment                        Dollar         Growth of
                                   Net           Income         Capital Gain       Weighted        an Initial
                               Asset Value    Distributions     Distributions    Price/Earnings     $10,000
                                Per Share       Per Share         Per Share         Ratio**        Investment***
                               -----------    --------------    -------------    --------------    ----------
October 17, 1983*............    $10.00         $  --             $   --             --              $10,000
September 30, 1984...........     11.66            --                 --           12.6 times         11,660
September 30, 1985...........     14.39          0.0930            0.1860          11.7               14,742
September 30, 1986...........     16.90          0.1630            0.0610          15.0               17,581
September 30, 1987...........     21.01          0.4200            0.5130          20.9               23,108
September 30, 1988...........     18.58          0.3380            1.3030          15.0               22,766
September 30, 1989...........     21.76          0.3350            0.0800          17.1               27,291
September 30, 1990...........     17.39          0.3124            0.6686          14.8               22,888
September 30, 1991...........     23.87          0.3422            0.1434          17.8               32,250
September 30, 1992...........     24.53          0.2447            0.4042          17.3               34,052
September 30, 1993...........     26.94          0.2350            0.8000          18.1               38,885
September 30, 1994...........     26.71          0.2000            1.4700          18.5               41,020
September 30, 1995...........     30.07          0.2056            1.8944          20.8               50,205
September 30, 1996...........     33.34          0.1750            2.4979          28.9               60,922
September 30, 1997...........     40.65          0.0779            3.1621          31.4               82,206
September 30, 1998...........     34.78          0.0810            5.2282          28.6               80,845
September 30, 1999...........     31.83          0.1337            4.0049          29.0               82,864
September 30, 2000...........     36.58          0.0100            0.4701          35.1               96,527
September 30, 2001...........     17.54             --            13.1200          23.4               76,361
September 30, 2002...........     15.34             --             0.5766(a)       22.2               68,730
  * Date of Initial Public Offering.
 ** Based on latest 12 months accomplished earnings.
*** Assuming reinvestment of all distributions.
(a) Paid December 21, 2001 to shareholders of record December 20, 2001.
Range in quarter end price/earnings ratios
          High                             Low
------------------------      ---------------------------
September 30, 2000  35.1      September 30, 1985     11.7

AUTOMATIC INVESTMENT PLAN - AN UPDATE (unaudited)
The Nicholas Family of Funds' Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.
Dollar cost averaging involves making equal systematic investments over an extended time period.  A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high.  The automatic investment plan is an excellent way for you to become a disciplined investor.
The following table illustrates what dollar cost averaging can achieve.  Please note that past performance is no guarantee of future results.  Nicholas Company recommends dollar cost averaging as a practical investment method.  It should be consistently applied for long periods so that investments are made through several market cycles.  The table will be updated and appear in future financial reports issued by the Nicholas Family of Funds.
                                                                          Nicholas II
                                                                    _____________________
     $1,000 initial investment on.................................   10-17-83*   09-30-92
     Number of years investing $100 each
          month following the date of initial investment...........        19          10
     Total cash invested..........................................    $23,800     $13,000
     Total dividends and capital gain distributions reinvested....    $64,317     $12,977
     Total full shares owned at 09/30/02..........................      3,846       1,011
     Total market value at 09/30/02...............................    $58,996     $15,513
The results above assume purchase on the last day of the month.  The Nicholas
Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor).  Total market value includes reinvestment of all distributions.
* Date of initial public offering.

                    Directors and Officers
          ALBERT O. NICHOLAS, President and Director
                  ROBERT H. BOCK, Director
               TIMOTHY P. REILAND, Director
          DAVID L. JOHNSON, Executive Vice President
    THOMAS J. SAEGER, Executive Vice President and Secretary
            DAVID O. NICHOLAS, Senior Vice President
            LYNN S. NICHOLAS, Senior Vice President
        JEFFREY T. MAY, Senior Vice President and Treasurer
               MARK J. GIESE, Vice President
             CANDACE L. LESAK, Vice President
         KATHLEEN A. EVANS, Assistant Vice President
                     Investment Adviser
                    NICHOLAS COMPANY, INC.
                     Milwaukee, Wisconsin
                 414-272-6133 or 800-227-5987
                        Transfer Agent
               U.S. BANCORP FUND SERVICES, LLC
                     Milwaukee, Wisconsin
                 414-276-0535 or 800-544-6547
                           Custodian
                         U.S. BANK N.A.
                        Cincinnati, Ohio
                           Auditors
                       ERNST & YOUNG LLP
                     Milwaukee, Wisconsin
                           Counsel
                 MICHAEL BEST & FRIEDRICH LLP
                     Milwaukee, Wisconsin
-------------------------------------------------------------------------------
    This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Nicholas II, Inc.
700 North Water Street
Milwaukee, WI 53202
www.nicholasfunds.com
September 30, 2002